Exhibit 99.1

FOR IMMEDIATE RELEASE

Bristol-Myers Squibb Announces Agreement Between Celgene and Amgen to Divest OTEZLA® for $13.4 Billion

Agreement Contingent on FTC Consent Decree and Closing of Pending Bristol-Myers Squibb-Celgene Merger

Pending Bristol-Myers Squibb-Celgene Merger Expected to Close by End of 2019

NEW YORK, August 26, 2019 – Bristol-Myers Squibb Company (NYSE: BMY) announced today that Celgene Corporation (NASDAQ: CELG), in connection with its merger agreement with Bristol-Myers Squibb, has entered into an agreement with Amgen (NASDAQ: AMGN) under which Amgen would acquire the global rights to OTEZLA® (apremilast) for $13.4 billion in cash. Bristol-Myers Squibb previously announced the decision to divest OTEZLA in connection with the ongoing regulatory approval process for the Company’s pending merger with Celgene. The closing of the acquisition covered by the agreement with Amgen is contingent on Bristol-Myers Squibb and Celgene entering into a consent decree with the Federal Trade Commission (FTC) in connection with their pending merger, the closing of the pending merger, and the satisfaction of other customary closing conditions.

“This agreement represents an important step toward completing our pending merger with Celgene. It also demonstrates the tremendous achievement of the Celgene team in establishing OTEZLA as an important medicine for patients with psoriasis, psoriatic arthritis and Behçet’s Disease,” said Giovanni Caforio, M.D., Chairman and Chief Executive Officer of Bristol-Myers Squibb. “Together with the OTEZLA team, Amgen has the capabilities and infrastructure to continue to support this important medicine and ensure a seamless transition for patients and healthcare providers.”

Bristol-Myers Squibb now expects the pending merger with Celgene to close by the end of 2019.

Divestiture Terms

Under the terms of the agreement and subject to the closing conditions, Amgen will acquire OTEZLA and related intellectual property, including any patents that primarily cover apremilast, as well as other assets and liabilities related to OTEZLA. The agreement includes the transfer of Celgene employees primarily dedicated to OTEZLA.

Use of Proceeds and Capital Allocation

Bristol-Myers Squibb plans to prioritize the use of proceeds from the OTEZLA divestiture for debt reduction.

In the context of its overall approach to capital allocation, Bristol-Myers Squibb plans to focus on de-leveraging in the near term to maintain strong investment grade credit ratings and less than 1.5x debt/EBITDA by 2023. Beyond that, Bristol-Myers Squibb’s strategic approach to capital allocation remains unchanged with future business development and sourcing external innovation a priority, while continuing to plan for annual dividend increases and disciplined employment of share repurchases.

Today Bristol-Myers Squibb also announced that it is increasing its previously planned $5 billion accelerated share repurchase to $7 billion. The share repurchase will be executed following closing of the pending Bristol-Myers Squibb merger with Celgene, subject to Board approval. The additional authorization is based on strong business trends across both Bristol-Myers Squibb and Celgene, encouraging clinical developments across the pipeline of both companies and increased visibility into the closing of the pending merger with Celgene.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to Bristol-Myers Squibb, and Kirkland & Ellis LLP is serving as Bristol-Myers Squibb’s legal counsel regarding the divestiture. Arnold & Porter Kaye Scholer LLP is also acting as legal counsel on antitrust matters.

About Bristol-Myers Squibb

Bristol-Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol-Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube and Facebook.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the research, development and commercialization of pharmaceutical products and Bristol-Myers Squibb Company’s (“Bristol-Myers Squibb”) pending acquisition of Celgene Corporation (“Celgene”). These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on historical performance and current expectations and projections about Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol-Myers Squibb’s and Celgene’s control and could cause Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, the completion of Bristol-Myers Squibb’s pending acquisition of Celgene ( the “Merger”) may not occur on the anticipated terms and timing or at all; a condition to the closing of the Merger may not be satisfied; the completion of the OTEZLA divestiture by Celgene does not occur on the anticipated timing; the combined company will have substantial indebtedness following the completion of the Merger; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Merger; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results. No forward-looking statement can be guaranteed.

Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s and Celgene’s respective business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s and Celgene’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, as updated by their subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this communication are made only as of the date of this document and except as otherwise required by applicable law, neither Bristol-Myers Squibb nor Celgene undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Contacts

Investors:
Tim Power
609-252-7509
timothy.power@bms.com

Media:
Priyanka Shah
609-252-7956
Priyanka.Shah1@BMS.com

or

Andy Brimmer / Dan Katcher / Jamie Moser
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449